SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             Texas                       1-6402-1               74-1488375
(State or other jurisdiction        (Commission file        (I. R. S. employer
      of incorporation)                  number)          identification number)

   1929 Allen Parkway, Houston, Texas                              77019
(Address of principal executive offices)                         (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 9. Regulation FD Disclosure

      On March 26, 2004, Service Corporation International issued a press release announcing its intention to offer, subject to market and other conditions, $250 million aggregate principal amount of unsecured Senior Notes due 2016.

      The March 26, 2004 press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Regulation FD and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 26, 2004                       SERVICE CORPORATION INTERNATIONAL

                                     By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

      Exhibit Number                            Description
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99.1                           Press release, dated March 26, 2004, issued
                               by Service Corporation International
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